UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2015

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2015, the Board of Directors (the “Board”) of Barrett Business Services, Inc. (the “Company”), approved an amendment to the Company’s bylaws, effective December 17, 2015. The bylaws previously required the Company’s annual stockholders meeting to be held in the month of May; the amendment permits the annual stockholders meeting to be held in either May or June. The Board approved the amendment to accommodate the planned 2016 annual meeting date of Wednesday, June 1, 2016.

The amendment to the Company’s bylaws is attached as Exhibit 3.1 to this report and is incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

3.1	Amendment to Bylaws of Barrett Business Services, Inc., effective December 17, 2015.

3.2	Bylaws of Barrett Business Services, Inc., as amended through December 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: December 22, 2015	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary